EXHIBIT 32.1

CERTIFICATION PURSUANT TO  18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of  China Du Kang Co., Ltd. (the "Company") on Form 10-Q for the  period  ending June 30, 2010 as filed with the Securities  and  Exchange  Commission  on  the date hereof  (the "Report"), I WANG YONG SHENG , Chief Executive Officer and Chief Financial Officer of the Company, LIU SU YING certify,   pursuant  to  18  U.S.C.  Section 1350, as  adopted  pursuant  to Section 906 of the Sarbanes-Oxley  Act  of 2002, that to the best of my knowledge and belief:

      (1)    The Report fully  complies  with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)    The  information contained in  the  Report fairly presents, in all material respects, the financial  condition  and  result  of  operations of the Company.

/s/ WANG YONG SHENG

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CHIEF EXECUTIVE OFFICER

 - AND -

/s/ LIU SU YING

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CHIEF FINANCIAL OFFICER

August 18, 2010